UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 331-1476

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2018, the shareholders of Anthem, Inc. (the “Company”) approved a proposal to amend the Company’s Articles of Incorporation (the “Articles”) to allow shareholders owning 20% or more of the Company’s common stock to call special meetings of shareholders, as described in Proposal 4 in the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 2, 2018. The amendments to the Articles of Incorporation were effective on May 16, 2018 by filing with the Indiana Secretary of State. A restatement of the Articles of Incorporation, which includes the amendments referred to above, is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On May 16, 2018, the Board of Directors of the Company amended the Company’s Bylaws (as so amended, the “Bylaws”) to specify the procedures for shareholder-requested special meetings. The foregoing description is qualified by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 16, 2018. The shareholders of the Company voted as follows on the matters set forth below.

1.	Election of Directors. The following nominees for director were elected to serve three-year terms to expire at the annual meeting of shareholders in 2021 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Lewis Hay, III	208,165,576	2,068,485	229,891	14,073,651
Julie A. Hill	202,311,115	7,944,434	208,403	14,073,651
Antonio F. Neri	209,522,593	687,510	253,849	14,073,651
Ramiro G. Peru	202,133,659	8,088,836	241,457	14,073,651

2.	Ratification of the appointment of Ernst & Young LLP. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018 was ratified based upon the following votes:

For	Against	Abstain
217,363,663	7,007,348	166,592

3.	Advisory vote on the Company’s executive compensation. The advisory vote on the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
197,659,106	12,378,201	426,645	14,073,651

4.	Amendments to the Articles of Incorporation. The amendments to the Articles of Incorporation to allow shareholders owning 20% or more of the Company’s common stock to call special meetings of shareholders were approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
191,565,731	4,212,760	14,685,461	14,073,651

5.	Shareholder proposal regarding amendments to the Articles of Incorporation. The shareholder proposal requesting amendments to the Articles of Incorporation to allow shareholders owning 10% or more of the Company’s common stock to call special meetings of shareholders was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
93,606,748	113,943,930	2,913,274	14,073,651

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Anthem, Inc., as of May 16, 2018.

3.2	Bylaws of Anthem, Inc., as amended May 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2018

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

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